West Pharmaceutical Services, Inc. J.P. Morgan Healthcare Conference Eric M. Green, President & CEO January 9, 2019

Safe Harbor Statement Cautionary Statement Under the Private Securities Litigation Reform Act of 1995 This presentation and any accompanying management commentary contain “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about product development and operational performance. Each of these statements is based on preliminary information, and actual results could differ from any preliminary estimates. We caution investors that the risk factors listed under “Cautionary Statement” in our press releases, as well as those set forth under the caption "Risk Factors" in our most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission and as revised or supplemented by our quarterly reports on Form 10-Q, could cause our actual results to differ materially from those estimated or predicted in the forward-looking statements. You should evaluate any statement in light of these important factors. Except as required by law or regulation, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise. Non-U.S. GAAP Financial Measures Certain financial measures included in these presentation materials, or which may be referred to in management’s discussion of the Company’s results and outlook, have not been calculated in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), and therefore are referred to as non-GAAP financial measures. Non-GAAP financial measures should not be considered in isolation or as an alternative to such measures determined in accordance with GAAP. Please refer to “Reconciliation of Non-GAAP Measures” at the end of these materials for more information. Trademarks Registered trademarks used in this report are the property of West Pharmaceutical Services, Inc. or its subsidiaries, in the United States and other jurisdictions, unless noted otherwise. Daikyo Crystal Zenith® is a registered trademark of, and is licensed from, Daikyo Seiko, Ltd. 2 | WST Investor Presentation – January 9, 2019

Who We Are – A 95-Year History in Healthcare Our Mission West contains and delivers injectable therapies that improve patient lives. Our Vision To be the world leader in the integrated containment and delivery of injectable medicines. 3 | WST Investor Presentation – January 9, 2019

Business Segment Detail: Products & Services Proprietary Products Contract Manufacturing Stoppers & Seals for Vial Design & Prototyping Containment Injection Molding of Plastics Components & Safety Devices for Product Assembly Pre-fillable Syringes & Cartridges Project Management Polymeric Containers Global, Large-scale Capacity Devices for IV Administration Self-injection Devices West-owned Products/Technology Customer-owned Products/Technology 4 | WST Investor Presentation – January 9, 2019

A Growing Business Well-positioned for Success 8% 23% 23% >2,000 Customers 35% Net Sales* Largest Customer: Net Sales* 42% Net Sales* 3% By Product By Market ~7% of Total Sales 44% 48% By Geography Category Group 21% 32% 21% >7,500 Employees Americas High-Value Components Pharma Europe, Middle East, Africa Standard Packaging Generics PRODUCTS PRODUCTS PROPRIETARY PROPRIETARY Asia Pacific Delivery Devices PROPRIETARY Biologics Contract-Manufactured Products Contract-Manufactured Products 50 Locations 28 Manufacturing Sites * Based on first nine months of 2018 unaudited consolidated net sales 5 | WST Investor Presentation – January 9, 2019

Long-term Growth Strategy Three Core Values PASSION Market-Led Operational FOR and Exceptional Effectiveness Customer Experience CUSTOMERS LEADERSHIP IN QUALITY Product Shareholder and Service Value Differentiation Creation ONE WEST TEAM 6 | WST Investor Presentation – January 9, 2019

Our Values: Passion for Customers Our customers’ success is our success. We innovate to continuously improve our product and service offerings to meet future customer and patient needs. 7 | WST Investor Presentation – January 9, 2019

Proprietary Products Segment Customer Needs Total Cost of Ownership PHARMA Life Cycle Management Packaging Solutions for Sensitive INTEGRATED Molecules DRUG BIOLOGICS DELIVERY Self-Injection Technologies Speed to Market GENERICS Efficient Manufacturing 8 | WST Investor Presentation – January 9, 2019

Proprietary Products High-Value Product Strategy Increasing value to West SELF QUALITY INJECTION BY DESIGN CONTAINMENT CAMERA INSPECTED COATED ADMINISTERED STERILIZED ® WASHED Increasing levels of customer intimacy STANDARD 9 | WST Investor Presentation – January 9, 2019

R&D Supports Future High-Value Product Growth Strategy Elastomer Innovation High-Value Processing Delivery Devices New, high-quality formulations Process and technology That integrate West’s and programs to address innovation advances to produce containment and delivery customer needs higher value products expertise Recent Product Launches TM 10 | WST Investor Presentation – January 9, 2019

Product Net Sales & Margin Growth 2013-2017 compound annual net sales growth rates (excludes currency) HVP% Total Proprietary HVP% Total Proprietary Product Category Margins Product Units Sold Product Net Sales 2012 20% High-Value 2012 2017 13% Components 15% Proprietary Contract Devices 10% Manufacturing Year CAGR Year - 5 5% 2017 GM 32.1% 2017 0% 5-Yr Sales CAGR 6.4% 20% -5% Standard 58% 0% Packaging 30% 60% 46% 2017 Category Gross Margin % Circles reflect relative size of 2017 net sales 11 | WST Investor Presentation – January 9, 2019 11

Contract Manufacturing Segment Customer Needs Quality & Design Manufacturing CONTRACT MANUFACTURING Scalability UNIQUE CAPABILITIES DEVICE DRUG PRODUCT TRACK & FINAL ASSEMBLY HANDLING TRACE/SERIALIZATION PACKAGING 12 | WST Investor Presentation – January 9, 2019

Healthcare Focus & Expanded Capabilities Will Increase Profitability in Contract Manufacturing Growth in Healthcare-Focused Areas Expanded Capabilities 100% 2013-2017 CAGR Higher Gross Margin Contract Opportunity Manufacturing Cold Chain Net Sales Packaged Drug Handling Healthcare Healthcare Healthcare Prototype Unit +8% Development Serialization Automated Final Assembly Assembly Concept & Packaging Generation Injection Electronics Molding Integration Consumer Consumer Consumer (-3%) Design for Manufacturing 2013 2017 Net Sales Net Sales 2014 West Investment 2018 13 | WST Investor Presentation – January 9, 2019

Integrated Solutions Address Customer Needs: Combine West Offerings in Convenient Packages Customer Challenges Combination Complex Drug Navigating the Resource Products Development Requirements Constraints Analytical Primary Regulatory & Services & Packaging Quality West Technical & Delivery Support Support Integrated Systems Device System Fit & Device Solutions Engineering Fill/Finish Manufacturing Development Support 14 | WST Investor Presentation – January 9, 2019

Asia Pacific and South America Focus: Provide Opportunity for Future Growth West Presence Developing Market Trends & West Performance ▪ Annual underlying market growth is high single- digits ▪ West sales growing at a double-digit sales CAGR over the last 5 years ▪ High demand from all customers segments: vaccines, generics and growing biologics ▪ Governments & regulators focused on improving ▪ Local manufacturing plants in Brazil, product quality India, China & Singapore offer speed ▪ and scale High investment by global biopharma customers ▪ ▪ Established sales, commercial and Direct presence in major markets with dealers as techincal teams in all strategic markets partners in smaller markets 15 | WST Investor Presentation – January 9, 2019

2018 Scientific & Technical Expertise to Support Customers ~2,000 ~300 ~45 Technical ~120 Customer Requests Customer Conference Patents Regulatory Filing Audits Presentations Issued Assistance 16 | WST Investor Presentation – January 9, 2019

Digital Transformation Offers Knowledge and Online Ordering Opportunities ▪ The West Knowledge Center provides scientific insight and detailed technical information on key areas of expertise featuring technical reports, bulletins and science posters ▪ The West Online Store is a one-stop solution for small quantity containment and delivery products and services from West • Ready-to-use products in small packs • Consumer grade shopping experience 17 | WST Investor Presentation – January 9, 2019

Our Values: Leadership in Quality 18 | WST Investor Presentation – January 9, 2019

Operations Footprint Supports Global Customer Base 95 Years >110 Million 28 >3.3 Million < 0.07 OF PROVIDING COMPONENTS MANUFACTURING SQUARE FEET PARTS PER MILLION INNOVATIVE MANUFACTURED FACILITIES AROUND MANUFACTURING OF OUT-OF-SPEC SOLUTIONS DAILY THE WORLD SPACE PARTS 19 | WST Investor Presentation – January 9, 2019

“One West” Global Operations Management System Driving Improved Operational Performance One Global Approach Record-Setting Across All Sites Manufacturing Results in 2018 Strategy Procurement Supply Chain Safety Quality Process Excellence Advanced Manufacturing Engineering Service Cost 20 | WST Investor Presentation – January 9, 2019

Our Values: One West Team We strive to unleash the talent of each team member at West. Our diverse team of employees spans the globe, but we are united by our integrity and mutual respect for one another, the safety of our work environments, and the communities in which we operate. 21 | WST Investor Presentation – January 9, 2019

Sustained, Consistent Growth 250% Constant Currency Adjusted Diluted EPS CAGR 6.4% CAGR 14.3%* $1.60 $2.78 200% Billion 150% $1.63 100% $1.37 50% Billion 0% 2013 2014 2015 2016 2017 2018 2013 2014 2015 2016 2017 2013 2014 2015 2016 2017 WST-USQ SPX MID Net Sales Adjusted Diluted EPS* Comparison of Cumulative (Non-GAAP) Five-Year Total Return (Dec. 31, 2013-Dec. 31, 2018) Sources: IR Insight, Company estimates *Please refer to “Reconciliation of Non-GAAP Measures” at the end of these materials for more information. 22 | WST Investor Presentation – January 9, 2019

Becoming a World Leader in the Integrated Containment & Delivery of Injectable Medicines Market-led Strategy addressing the specific needs of pharmaceutical, biotechnology, generic and medical device customers Proprietary Products and Contract Manufacturing segments expected to drive net sales growth and margin expansion Customers Patients Product & Service Innovations VALUE ▪ Designed into regulated products ▪ Scientific and technical expertise Operational Effectiveness driving service, quality, safety and improvements in Employees Shareholders productivity to drive down cost Strong Management Team driving strategy 23 | WST Investor Presentation – January 9, 2019

Notes to Non-GAAP Financial Measures For additional details, please see WST’s Q3 2018 press release & Safe Harbor Statement These presentation materials use the following financial measures that have not been calculated in accordance with generally accepted accounting principles (GAAP) accepted in the U.S., and therefore are referred to as non-GAAP financial measures: • Net sales at constant currency (organic sales) • Adjusted operating profit • Adjusted operating profit margin • Adjusted net income • Adjusted income tax expense • Adjusted diluted EPS West believes that these non-GAAP measures of financial results provide useful information to management and investors regarding business trends, results of operations, and the Company’s overall performance and financial position. Our executive management team uses these financial measures to evaluate the performance of the Company in terms of profitability and efficiency, to compare operating results to prior periods, to evaluate changes in the operating results of each segment, and to measure and allocate financial resources to our segments. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in comparing its financial measures with other companies. Our executive management does not consider such non-GAAP measures in isolation or as an alternative to such measures determined in accordance with GAAP. The principal limitation of these financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which items are excluded. In order to compensate for these limitations, non-GAAP financial measures are presented in connection with GAAP results. We urge investors and potential investors to review the reconciliations of our non-GAAP financial measures to the comparable GAAP financial measures, and not to rely on any single financial measure to evaluate the Company’s business. Net sales at constant currency translates the current-period reported sales of subsidiaries whose functional currency is other than the U.S. dollar at the applicable foreign exchange rates in effect during the comparable prior-year period. In calculating adjusted operating profit, adjusted income tax expense, adjusted net income and adjusted diluted EPS, we exclude the impact of items that are not considered representative of ongoing operations. Such items generally include restructuring and related costs, certain asset impairments, other specifically identified gains or losses, and discrete income tax items. Please see “Financial Guidance” and “Non-GAAP Financial Measures” in WST’s Q3 2018 press release for further information concerning reconciling items. 25 | WST Investor Presentation – January 9, 2019

Appendix: Reconciliation of Non-GAAP Measures 2017 2016 2015 2014 2013 Reported-Diluted EPS (GAAP) $1.99 $1.91 $1.30 $1.75 $1.57 Venezuela deconsolidation 0.15 - - - - Venezuela currency devaluation - 0.04 - - - Pension settlement charge - - 0.43 - - Pension curtailment gain - (0.01) - - - Executive retirement and related costs - - 0.09 - - License costs - - - 0.01 - Restructuring and related charges - 0.23 - - - Tax law changes 0.64 0.01 0.01 0.02 0.06 Adjusted-Diluted EPS (Non-GAAP) $2.78 $2.18 $1.83 $1.78 $1.63 26 | WST Investor Presentation – January 9, 2019